SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                October 21, 1998

                            LAFAYETTE BANCORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                     INDIANA
                 (State or Other Jurisdiction of Incorporation)

              000-22469                                               35-1605492
         (Commission File No.)                                  (I.R.S. Employer
                                                             Identification No.)

                    133 North 4th Street, Lafayette, Indiana
                    (Address of Principal Executive Officer)

                                      47902
                                   (Zip Code)

                                                  (765) 423-7100
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

     On October 21, 1998, Lafayette Bancorporation (the "Registrant") announced that it had entered into an agreement to purchase certain assets and assume certain liabilities of three branches of Bank One Indiana, N.A., with approximately $118 million in aggregate deposits (the "Purchase and Assumption"). Consummation of the Purchase and Assumption is subject to regulatory approval. Additional details of the Purchase and Assumption are included in the joint press release attached as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

                 Exhibit No.            Description

                      99                Press release issued October 21, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 21, 1998

LAFAYETTE BANCORPORATION


By       /s/ Robert J. Weeder
         Robert J. Weeder,
         President and CEO